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8K10796.DOC
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549




                                   FORM 8-K


                                CURRENT REPORT




    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  October 27, 1997




                                U S WEST, Inc.
            (Exact name of registrant as specified in its charter)

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A Delaware Corporation    Commission File  IRS Employer Identification
(State of incorporation)  Number 1-8611    No. 84-0926774
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              7800 East Orchard Road, Englewood, Colorado 80111
                   (Address of principal executive offices)


                       Telephone Number (303) 793-6500
             (Registrant's telephone number, including area code)

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Item  5.    Other  Events

On October 27, 1997, U S WEST, Inc. issued a press release regarding U S WEST, Inc's plan to split U S WEST Media Group and U S WEST Communications Group into separate public companies in the form attached hereto as Exhibit 99.

On October 27, 1997, U S WEST Media Group issued a press release regarding the sale of its interest in Video Cable Communications, an Argentinean joint venture.

On October 27, 1997, U S WEST Communications Group released its third quarter earnings results. In addition, U S WEST Media Group released its third quarter earnings results on October 27, 1997. The releases and financial statements are attached hereto as Exhibits.


Item  7.    Exhibits
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Exhibit  Description
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27       Financial Data Schedule.

99       Press Release issued October 27, 1997 entitled "U S WEST, Inc. Plans to Split
         U S WEST Media Group, U S WEST Communications Group into Separate
         Public Companies."

99A Press Release issued October 27, 1997 concerning the earnings results of U S WEST Communications Group for the third quarter of 1997.

99A.1    Unaudited Combined Statements of Operations of U S WEST Communications
         Group for the quarters ended September 30, 1996 and 1997, filed in connection with the Press Release dated October 27, 1997.

99A.2    Unaudited Earnings Normalization Schedule of U S WEST Communications
         Group for the quarters ended September 30, 1996 and 1997, filed in connection with the Press Release dated October 27, 1997.

99A.3    Unaudited Selected Combined Group Data of U S WEST Communications
         Group for the quarters ended September 30, 1996 and 1997, filed in connection with the Press Release dated October 27, 1997.

99A.4    Unaudited Combined Balance Sheets of U S WEST Communications Group for
         the quarter ended September 30, 1997 and the year ended December 31, 1996, filed in connection with the Press Release dated October 27, 1997.

99A.5    Unaudited Combined Statements of Cash Flows of U S WEST Communications
         Group for the quarters ended September 30, 1996 and 1997, filed in connection with the Press Release dated October 27, 1997.

99B Press Release issued October 27, 1997 concerning the earnings results of U S WEST Media Group for the third quarter of 1997.

99B.1    Unaudited Selected Proportionate Financial Data of U S WEST Media Group for
         the quarters ended September 30, 1996 and 1997, filed in connection with the
         Press Release dated October 27, 1997.

99B.2    Unaudited Other Proportionate Information of U S WEST Media Group for the
         quarters ended September 30, 1996 and 1997, filed in connection with the Press
         Release dated October 27, 1997.

99B.3    Unaudited Selected Financial and Operating Highlights of U S WEST Media
         Group for the quarters ended September 30, 1996 and 1997, filed in connection with the Press Release dated October 27, 1997.

99B.4    Unaudited Pro Forma Combined Statements of Operations of U S WEST Media
         Group for the quarters ended September 30, 1996 and 1997, filed in connection with the Press Release dated October 27, 1997.

99B.5    Unaudited Selected Financial Data of U S WEST Media Group for the quarters ended September 30, 1996 and 1997, filed in connection with the Press Release dated October 27, 1997.

99B.6 Unaudited Combined Balance Sheets of U S WEST Media Group for the quarter ended September 30, 1997 and the year ended December 31, 1996, filed in connection with the Press Release dated October 27, 1997.

99B.7    Investing Activity of U S WEST Media Group for the quarters ended September
         30, June 30, and March 31, 1997, filed in connection with the Press Release dated
         October 27, 1997.

99C.1 Unaudited Consolidated Statements of Operations of U S WEST, Inc. for the quarter periods ended September 30, 1996 and 1997.

99C.2    Unaudited Consolidated Balance Sheets of U S WEST, Inc. for the quarter ended
         September 30, 1997 and the year ended December 31, 1996.

99D      Press Release issued October 27, 1997, entitled "U S WEST Media Group Sells its
         Stake in Argentina Cable Venture.
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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     U  S  WEST,  Inc.

/s/  STEPHEN  E.  BRILZ
By:___________________________
Stephen  E.  Brilz
Assistant  Secretary

Dated:    October  27,  1997